BARK GROUP INC.

Ostergrade 17-19, 3rd Floor, DK-1100 Copenhagen K, Denmark

August 1, 2009

Debondo Capital Limited
DeBondo Capital Limited (Hongkong)
Suite 813, Hollywood Plaza,
610 Nathan Road,
Kowloon, Hong Kong

Dear Sirs/Mesdames:

We write further to the following agreements:

  Indemnification Agreement between Bark Corporation A/S (“Bark”) and DeBondo Capital Limited (Hongkong) ("DeBondo HK") dated February 29, 2008 (the "Indemnification Agreement");

  Consulting agreement Bark and DeBondo Capital Limited ("DeBondo") dated October 2, 2007 (the "Consulting Agreement"); and

  Letter Agreement dated June 30, 2008 pursuant to which each of the Indemnification Agreement and the Consulting Agreement were amended (the “First Amendment Agreement”);

  Letter Agreement dated April 7, 2009 pursuant to which each of the Indemnification Agreement and the Consulting Agreement were further amended (the “Second Amendment Agreement”).

Further to our discussions, we write to confirm our agreement to amend the Indemnification Agreement and the Consulting Agreement on the following basis:

  The Indemnification Agreement, as amended by the First Amendment Agreement and the Second Amendment Agreement, is hereby terminated.

  The Consultant Agreement, as amended by the First Amendment Agreement and the Second Amendment Agreement, is hereby Terminiated.

  If these terminations to the Indemnification Agreement and the Consulting Agreement are acceptable to DeBondo and DeBondo HK, we ask that you execute a copy of this letter where indicated below and return it to us forthwith.

Yours truly,

BARK CORPORATION AS

Per:       /s/ Bent Helvang

              Bent Helvang, Chairman

BARK GROUP INC.

Per:       /s/ Bent Helvang

               Bent Helvang, Chairman

Accepted and Agreed effective the 01 day of August, 2009.

DEBONDO CAPITAL LIMITED

Per: /s/ Ulrik DeBo
ULRIK DEBO
Authorized Signatory

DEBONDO CAPITAL LIMITED (HONGKONG)

Per: /s/ Ulrik DeBo
ULRIK DEBO
Authorized Signatory